Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables.
Trade and other receivables

19 Trade and other receivables

Accounting policy Trade receivables are stated net of a loss allowance for expected credit losses.

	2024 GBPm	2025 GBPm
Trade receivables	2,306	2,258
Loss allowance	(122)	(96)
	2,184	2,162
Prepayments and accrued income	283	293
Current tax receivable	42	13
Net finance lease receivable	2	-
Total	2,511	2,468

Trade receivables are predominantly non-interest bearing and their carrying amounts approximate to their fair value.

The movements in the loss allowance during the year were as follows:

	2024 GBPm	2025 GBPm
At start of year	119	122
Charge for the year	17	15
Trade receivables written off	(13)	(40)
Exchange translation differences	(1)	(1)
At end of year	122	96